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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2005
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-31403 (Commission File Number)	52-2297449 (IRS Employer Identification No.)
701 Ninth Street, N.W., Washington, DC (Address of principal executive offices)		20068 (Zip Code)
Registrant's telephone number, including area code (202) 872-3526
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Thomas S. Shaw, Executive Vice President of Pepco Holdings, Inc. (the "Company") will be elected to the additional position of Chief Operating Officer of the Company, to be effective May 1, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PEPCO HOLDINGS, INC. (Registrant)
Date April 1, 2005		DENNIS R. WRAASE (Signature)
Name: Dennis R. Wraase
Title: Chairman of the Board, President and Chief Executive Officer
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